POMEROY IT SOLUTIONS, INC.
                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


     This Third Amendment to Employment Agreement ("Second Amendment") is made as of the 7th day of March, 2005, by and between POMEROY IT SOLUTIONS, INC., a Delaware corporation ("Company"), and MICHAEL ROHRKEMPER ("Employee").

     WHEREAS, on the 28TH day of May, 2001, the Company and Employee entered into an Employment Agreement ("Agreement");

     WHEREAS, thereafter, on March 2, 2002, and March 11, 2003, the Company and Employee entered into a First Amendment to Employment Agreement and Second Amendment to Employment Agreement, respectively; and

     WHEREAS, Company and Employee desire to enter into this Third Amendment to Employment Agreement to provide Employee with continued employment with the Company and additional responsibilities, duties, benefits and compensation incident thereto.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1.   Section 5 shall be amended by deleting Sections 5(a), 5(d)(i) and
     (ii), 5(e) and 5(h) of the First Amendment in their entirety and replacing them with the following:

     5.   Compensation. For all services rendered by the Employee,
          ------------
     compensation shall be paid to Employee as follows:

          (a)  Base  Salary. Employee's base annual salary shall be $225,000.00.
               ------------
          Employee's base annual salary shall be increased to $250,000.00 in the event the Company meets or exceeds the second benchmark established herein below in order for Employee to be eligible for a fiscal 2005 Year End Company Bonus. Such benchmark is as follows: The Company's Gross Sales must be greater than $950,000,000.00, with a minimum of 3.5% net profit before taxes (NPBT).


          (b)  Quarterly Bonuses.
               ------------------

               (i)     2005 DSO Bonus.   Employee shall be eligible to receive a
                       --------------
               quarterly bonus based upon the average "days sales are outstanding" ("DSO"), as reflected on the financial statements for the consolidated company for the respective quarterly period as follows: in the event the average DSO's are less than 52 days for the applicable quarter, Employee shall be entitled to receive a cash bonus of $10,000.00; if the average DSO's are less than 50 for the applicable quarter, Employee shall be entitled to receive a cash bonus of $15,000.00; or if the average DSO's are less than 48 days for the applicable quarter, Employee shall be entitled to receive a cash bonus of $20,000.00.

               (ii)     2005  NPBT  Bonus.  Employee  shall  also be eligible to
                        -----------------
               receive a
               quarterly bonus if Company's net profit before taxes ("NPBT") meet or exceed certain thresholds, which are more particularly set forth herein below. If Company's NPBT for the applicable quarter is greater than 3.0%, Employee shall be entitled to receive a cash bonus of $10,000.00 for the quarter; if Company's NPBT for the applicable quarter is greater than 3.5%, Employee shall be entitled to receive a cash bonus of $15,000.00; or, if Company's NPBT is greater than 4.0%, Employee shall be entitled to receive a cash bonus of $20,000.00. In the event Company fails to attain the NPBT thresholds referenced hereinabove for the applicable quarter, Employee shall not be eligible for or entitled to any bonus hereunder.

               (iii) The quarterly bonus schedules provided above are in effect for fiscal year 2005, commencing on January 6, 2005 and ending on January 5, 2006. For each subsequent year of this Agreement, the parties agree that they shall, in good faith, negotiate and agree upon the performance criteria for any such quarterly bonuses.

          (c)  Year  End  Bonus  based  on  Company's  2005 Performance/Results.
               ----------------------------------------------------------------
          Employee shall be eligible to receive a year end bonus in accordance with the following schedule so long as (i) the Company achieves a net profit before taxes ("NPBT") greater than 3.5% for fiscal year 2005; and (ii) Company's gross sales are in excess of the following thresholds: If Company generates gross sales in excess of $925,000,000.00 for fiscal year 2005 Employee shall be entitled to receive $50,000.00 in cash or stock and 5,000 stock options; if Company generates gross sales in excess of $950,000,000.00 for fiscal year 2005, Employee shall be entitled to receive $75,000.00 in cash or stock and 10,000 stock options; or if Company generates gross sales in excess of $975,000,000.00 for fiscal year 2005, Employee shall be entitled to receive $100,000.00 in cash or stock and 15,000 stock options. Employee understands and acknowledges that payment of fifty percent (50%) of any cash bonus deemed earned by Employee hereunder shall be deferred and subject to a five (5) year vesting schedule. Employee further understands and acknowledges that any stock options awarded hereunder shall be subject to a three (3) year vesting schedule. Any such stock option awards made pursuant to this Section 5(e) shall be made subject to any and all terms and conditions contained in the Company's Non-Qualified and Incentive Stock Option Plan and the Award Agreement incident thereto. Any such award shall grant Employee the option to acquire a certain amount of common stock of the Company at the fair market value of such common stock as of the applicable date. For the purposes of this Third Amendment, the fair market value as of the applicable date shall mean with respect to the common shares, the average between the high and low bid and ask prices for such shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date). The year-end bonus schedule provided in this Section shall be in effect for fiscal year 2005 only. For each subsequent year, the parties agree that they shall, in good faith, negotiate and agree upon performance criteria for any such year-end bonuses.

2.   Signing  Bonus.     The  Company  hereby  agrees to provide Employee with a
     --------------
     signing bonus, in the form of 20,000 fully vested stock options, as additional consideration for his execution of and agreement to the terms of this Third Amendment. Employee understands that the Company's award of such stock options is contingent upon his execution of this Agreement with the Company and that the award shall be made subsequent to the execution hereof as follows: Employee shall be awarded the right to acquire 20,000 shares of common stock, .01 par value, of Pomeroy IT Solutions, Inc., which shall be fully vested and subject to a five (5) year vesting schedule and any other conditions contained in the Pomeroy IT Solutions, Inc., Non-Qualified and Incentive Stock Option Plan and the Award Agreement. Such award of the stock options to acquire the common stock of Pomeroy IT Solutions, Inc., shall be at the fair market value of such common stock as of the applicable date. For purposes of this Agreement, the fair market value as of the applicable date shall mean with respect to the common shares, the average between the high and low bid and ask prices for such shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date).

     Except as modified by this Third Amendment to Employment Agreement, the parties affirm and ratify the terms and conditions of the Agreement and First Amendment thereto.

     IN WITNESS WHEREOF, this Third Amendment to Employment Agreement has been executed as of the day and year first above written.

Witnesses:

___________________________________          POMEROY IT SOLUTIONS, INC.


___________________________________          By:________________________________
                                                     STEPHEN E. POMEROY


___________________________________          ___________________________________
                                                     MICHAEL ROHRKEMPER

____________________________________